SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant                      ☑

Filed by a Party other than the Registrant           ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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To the Stockholders of Arrhythmia Research Technology, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc. on Friday, June 19, 2009.  The Annual Meeting will begin at 10:00 a.m. local time at the Four Points by Sheraton, 99 Erdman Way, Leominster, Massachusetts.

This year we are again pleased to be using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials and annual report over the Internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability ("Notice") instead of paper copies of our Proxy Statement and 2008 Annual Report on Form 10-K.  The Notice contains instructions on how to access these documents via the Internet. The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2008 Annual Report on Form 10-K and a proxy card.  Stockholders who request paper copies of proxy materials will receive them by mail. This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.  Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person.  If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Arrhythmia Research Technology, Inc. and are working hard to build a company that we are all proud to own.

We look forward to seeing you in Leominster on June 19, 2009.

Very truly yours,
By: /s/ E.P. Marinos
E. P. Marinos
Chairman of the Board

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
25 Sawyer Passway
Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Friday, June 19, 2009

TO THE STOCKHOLDERS OF ARRHYTHMIA RESEARCH TECHNOLOGY, INC.:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of Arrhythmia Research Technology, Inc., a Delaware corporation (the “Company”), will be held at the Four Points by Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, June 19, 2009, at 10:00 a.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To elect two Class II directors each to hold office for three years and until his successor is duly elected and qualified.

2.	To ratify the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

3.
To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

4.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of record of the Company at the close of business on April 24, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder of record at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder of record present at the Annual Meeting.

Your vote is important. Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings. Please vote as soon as possible. Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other shareholders on the Internet.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

/s/ E.P. Marinos
E.P. Marinos
Secretary
Fitchburg, Massachusetts
April 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2009, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.CSTPROXY.COM/ARTHRT/2009.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
      Why did you furnish me this proxy statement?
Why are you making these materials available over the Internet rather than mailing them?
How can I have printed copies of the proxy materials mailed to me?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
Why would the annual meeting be postponed?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are ART’s principal executive offices?
How can I obtain additional information about ART?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
ADDITIONAL INFORMATION

APPENDIX I: Proxy Card

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held June 19, 2009

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME THIS PROXY STATEMENT?

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrhythmia Research Technology, Inc., a Delaware corporation (“ART” or the “Company”), for use at the Annual Meeting of ART stockholders to be held at the Four Points by Sheraton, 99 Erdman Way, Leominster, Massachusetts, on June 19, 2009 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return a proxy card.

WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?

Under the "Notice and Access Rule" that the Securities and Exchange Commission (the "SEC"), has adopted, we are again this year furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder.  This will help us conserve natural resources and it will save postage, printing and processing costs.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you about how you may (I) access and review our proxy materials on the Internet and (2) access your proxy card to vote on the Internet.  We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about May 1, 2009.

HOW CAN I HAVE PRINTED COPTES OF THE PROXY MATERIALS MAILED TO ME?

If you received a Notice of Internet Availability by mail and you would prefer to receive a printed copy of our proxy materials, including a paper proxy card, please follow the instructions included in the Notice of Internet Availability.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	The election of the two nominees for Class II director identified below, each to serve for three years;

2.	The ratification of the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009;

3.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and

4.	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of ART voting stock at the close of business on April 24, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,688,291 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on June 19, 2009.  The presence in person or by proxy of a majority of the voting power of outstanding shares of capital stock of the Company as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting.  If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.  Stockholders may deliver their proxies either:
(1)	Electronically over the Internet as outlined in the Notice of Internet Availability; or
(2)	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability.

Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the nominees for Class II director identified below;

2.	FOR the ratification of the appointment of CCR LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on June 19, 2009, or at a later date if the meeting is adjourned or postponed to a later date, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:
1.           You may send in another proxy with a later date.
2.
You may notify ART in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.           You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:  Election of Directors.

A plurality of the eligible votes cast is required to elect a director nominee.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director's seat.

Proposal 2:  Ratification of independent registered public accounting firm.

The approval of Proposal 2, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Proposal 3:  Adjournment of the Annual Meeting

The approval of Proposal 3, the adjournment of the Annual Meeting, requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of ART provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

ART will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE ART'S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of ART are located at 25 Sawyer Passway, Fitchburg, Massachusetts and our telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT ART?

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 has been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability.  Additional copies will be furnished without charge to stockholders upon written request.  Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee.  All written requests should be directed to Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, Massachusetts 01420.

ART is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that ART file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including ART, that file electronically with the SEC.  The SEC's website address is http://www.sec.gov.  In addition, ART's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock

The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)	Percent of Class (1)
Chambers Medical Foundation	276,268(2)	10.3%
Edwin K. Hunter, Trustee 1807 Lake Street Lake Charles, LA 70601

FMR LLC	271,041(3)	10.1%
Fidelity Management & Research Co. 82 Devonshire Street Boston, MA 02109
__________________________

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)	Based on information included in a Schedule 13D/A filed with the SEC on March 9, 2007 and a Form 4 filed with the SEC on April 5, 2007 by the Chambers Medical Foundation.
(3)	Based on information included a Schedule 13G/A filed with the SEC on April 9, 2009.

Security Ownership of Directors and Executive Officers

The following table shows, as of the Record Date, the securities owned by each director and nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
Julius Tabin, Ph.D.	130,824(2)	4.8%
Paul F. Walter, M.D.	74,055(2)	2.7%
E. P. Marinos	63,948(2)	2.4%
Jason R. Chambers	57,249(3)(4)	2.1%
David A. Garrison	34,500(5)	1.3%
James E. Rouse	16,900(6)	*
All Executive Officers and Directors as a Group (6 Persons)	377,476	13.6%
__________________________
*	Less than 1%.
(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised. The address of all persons listed above is c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)
Includes 12,000 shares issuable upon exercise of options, but excludes options to acquire 8,000 shares which are not currently exercisable but which vest and will be exercisable as to an additional 2,000 shares on January 2, 2010 and each anniversary thereafter until fully vested.

(3)
Includes 35,216 shares held in the EBC Charitable Remainder Trust, for which Mr. Chambers serves as trustee and as to which an immediate family member is beneficiary.  Mr. Chambers disclaims beneficial ownership of the shares held by the EBC Charitable Remainder Trust.

(4)
Includes options to acquire 6,000 shares but excludes options to acquire 14,000 shares which are not currently exercisable but which vest and will be exercisable as to an additional 2,000 shares on or after August 4, 2009 and January 2, 2010, respectively, and each anniversary thereafter until fully vested.

(5)
Represents 34,500 shares issuable upon exercise of options; excludes options to acquire an additional 6,000 shares which are not currently exercisable, but which options vest and will be exercisable 1,500 shares on or after January 2, 2010 each anniversary thereafter until fully vested.

(6)
Includes options to acquire 1,900 shares but excludes options to acquire 7,600 options which are not currently exercisable but which vest and will be exercisable as to 1,900 shares on January 2, 2010 and each anniversary thereafter until fully vested.

Interest of Directors and Executive Officers in the Matters to be Acted Upon

E.P. Marinos and Julius Tabin have been nominated for re-election as Class II directors and therefore have an interest in the outcome of Proposal 1.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the American Stock Exchange.  Officers, directors, and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish ART with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to ART during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2008, except that a Form 4 for Mr. E.P. Marinos reporting 3 transactions was filed one day late.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
E. P. Marinos	67	Chairman of the Board (1)
James E. Rouse	54	President, Chief Executive Officer and Director
David A. Garrison	41	Executive Vice President of Finance and Chief Financial Officer
Jason R. Chambers	31	Director (1)
Julius Tabin, Ph.D.	89	Director (1)
Paul F. Walter, M.D.	71	Director (1)
___________________________

(1)	E. P. Marinos, Dr. Julius Tabin and Jason Chambers serve as members of the Audit Committee and, together with Dr. Paul F. Walter, serve as independent directors.

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

E. P. Marinos.  Mr. Marinos has served as a director of the Company since 1994. Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting firm, since June 1, 2001. Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from June 1997 until June 2001. He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, in June 1999 and President and Chief Executive Officer of Kansas Pipeline Co. in December 1999, a subsidiary of MRS, and held those positions until MRS was sold in June 2001.  From March 1995 until June 1997, he was President and Chief Executive Officer of the Company.  He is a graduate of Wayne State University (B.S. in Finance and Accounting, 1964) and a member of the AICPA.  Mr. Marinos serves as Chairman of the Company's Board of Directors.

James E. Rouse.  Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002 after serving in the capacity of President and Chief Operating Officer since October of 2001.  Previously he had served as Vice President and General Manager of the Company from December 2000 to October 2001. Mr. Rouse has also served as President, Chief Executive Officer and Chief Operating Officer of the Company’s subsidiary, Micron Products, since December 2000, Vice President and General Manager from July 2000 to December 2000 and Plant Operations Manager from December 1996 to July 2000. Prior to joining Micron Products Mr. Rouse held the position of Operations Manager from December 1995 to December 1996 for Jarvis Surgical, Inc., a manufacturer of medical devices.  He served in positions of Biomedical Product Manager and Director of Quality Assurance during his employment at KomTeK, Inc., a subsidiary of Kervick Enterprises, Inc., a manufacturer of close tolerance forgings and investment castings, from 1983 to 1995.  He is a graduate of the University of Massachusetts (Amherst) (B.A. Political Science, 1977) and Worcester Polytechnic Institute, School of Industrial Management (1997).

David A. Garrison.  Mr. Garrison was appointed Executive Vice President of Finance of the Company in December 2004 and has served as Chief Financial Officer since November 2002.  He joined the Company as Corporate Controller in September of 2002 after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of single-barrel shotguns.  He is a graduate of Miami University (B.S. in Finance, 1990) and Boston University (Masters in Business Administration, 2001).

Jason R. Chambers.  Mr. Chambers has served as a director of the Company since April 2006.  Mr. Chambers has served as Chief Executive Officer of Mountain Brook Water, a water bottling and distribution company, from June 14, 2002 to the present, and from August 2001 to the present has served as a consultant assisting The Chambers Medical Foundation, a private foundation, in assessing medical grant applications.  The Foundation beneficially owns approximately 10.3% of the Company’s outstanding common stock.  In addition, Mr. Chambers served from July 2004 through December 2004 as Vice-President of Startbank Advisory Services, a middle market financial services company.  Mr. Chambers holds a Bachelor of Science from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing.  Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member and a board member of Global Health Action, a non-profit organization focused on providing health professionals with leadership, management and project planning training.  He currently serves as Chairman of the Audit Committee.

Julius Tabin, Ph.D.  Dr. Tabin has served as a director of the Company since its founding in 1982.  Prior to his retirement in June 2006, Dr. Tabin was a partner in the law firm of Fitch, Even, Tabin & Flannery.  His practice focused on client counseling, litigation, and licensing in the areas of patents, trademarks, copyrights, trade secrets, related contract, and antitrust law.  He is a graduate of the University of Chicago (B.S., 1940; Ph.D. Physics, 1946) and Harvard Law School (LL.B., 1949).

Paul F. Walter, M.D.  Dr. Walter has served as a director of the Company since its founding in 1982.  Dr. Walter is an electrophysiologist and Professor of Medicine at Emory University where he has served on the faculty since 1980.  He specializes in cardiology and internal medicine with a focus on arrhythmias, cardiovascular disease and electrophysiology.  He is a 1961 graduate of the University of Nebraska College of Medicine with graduate studies at the University of Michigan.

No director is related to any other director or executive officer of the Company or its subsidiaries, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.

Each executive officer of ART is appointed by the Board of Directors and holds his office(s) at the pleasure and discretion of the Board.

There are no material proceedings to which any director, director nominee, executive officer or affiliate of ART, any owner of record or beneficial interest of more than five percent of any class of voting securities of ART, or any associate of any such director, officer, affiliate or security holder is a party adverse to ART or any of its subsidiaries or has a material interest adverse to ART or any of its subsidiaries.

No director, director nominee, officer or affiliate of ART, owner of record or beneficial interest of more than five percent of any class of voting securities of ART has, to the Company’s knowledge, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors oversees the business affairs of ART and monitors the performance of management.  Pursuant to the ART By-Laws, the Board of Directors has established that the Board of Directors shall consist of no less than two and no more than six members.  Currently the number of seats on the Board is five.  The Company’s By-Laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible.  See Proposal 1.

There were 17 formal Board meetings in person or by teleconference during 2008.  During 2008, all directors attended at least 75% of the meetings of our Board and Board committees on which they served. Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Attendance Policy

All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee. Directors are strongly encouraged to attend annual meetings, and four of the five  directors in office at that time attended the 2008 Annual Meeting.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee, an Executive and Finance Committee, a Nominating and Corporate Governance Committee, and a Succession Committee.

Audit Committee.  The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  During the fiscal year 2008, the Audit Committee held five formal meetings.  Its current members are Mr. Jason Chambers (Chairman), Dr. Julius Tabin, and Mr. E.P. Marinos.  The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE AMEX, and that Mr. Marinos also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC.  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.  The current Audit Committee Charter is available on the Company’s web site, namely, www.arthrt.com/investorrelations/corporategovernancee.

Compensation Committee. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and approve senior executive compensation and to administer the Company’s employee benefit plans, including the Stock Option Plan and Stock Award Plan.  Its current members are Dr. Paul F. Walter (Chairman), Mr. E.P. Marinos and Dr. Julius Tabin.  During the fiscal year 2008, the Compensation Committee held one formal meeting.  The current Compensation Committee Charter is available on the Company’s web site, namely, www.arthrt.com/investorrelations/corporategovernance.

Executive and Finance Committee.  The Executive and Finance Committee is composed of three members:  Mr. E. P. Marinos, Mr. James E. Rouse and Mr. Jason R. Chambers.  The principal functions of the Executive and Finance Committee are reviewing and evaluating significant business and policy decisions and making recommendations to the full Board of Directors.  The Executive Committee held five formal meetings in 2008.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is presently composed of three members of the board:  Dr. Julius Tabin (Chairman), Dr. Paul F. Walter, and Mr. E.P. Marinos, each of whom is an independent director as independence is defined by the rules and regulations of the NYSE AMEX.  The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines.  The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.  During the fiscal year 2008, the Committee held two formal meetings.  A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s website, www.arthrt.com/investorrelations/corporategovernance.

Succession Committee.  The Succession Committee is composed of five members:  Mr. E.P. Marinos (Chairman), Mr. James E. Rouse, Dr. Julius Tabin, Dr. Paul F. Walter, and Mr. Jason R. Chambers.  The Succession Committee assists the Board in monitoring the preparation and adequacy of succession plans for executive officer positions.  During the fiscal year 2008, the Committee held no formal meetings.

Nominees to the Board of Directors

Mr. E.P. Marinos and Dr. Julius Tabin are the Board of Director’s nominees for re-election as Class II directors to the Board of Directors.  See “Information about Directors and Executive Officers” above for information relative to their business experience.

The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below. The Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

For nominations by a stockholder to be properly brought before an annual meeting, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than 90 days nor earlier than the 120th day prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which may include any public filing by the Company with the Securities and Exchange Commission, of the date of the annual meeting.  For nominations by a stockholder to be properly brought before a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Company.

The notice must set forth the following:
•	the name and record address of the stockholder and the nominee;
•
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business;

•	a description of all arrangements or understandings between the stockholder and each proposed nominee (naming the person) pursuant to which the nomination is to be made by the stockholder;
•
such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission were such nominee to be nominated by the Board of Directors; and

•	consent of each proposed nominee to serve as a director of the Company if so elected.

In addition to the provisions of Section 3 of the By-laws summarized above, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

The Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.  The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company.  Each Board member is willing to accept correspondence.  Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary.  Electronic submissions of security holder correspondence will not be accepted.  The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company.  The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the Commission, to the appropriate Board member.  Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers.  A copy of the Code can be found on the Company’s website at http://www.arthrt.com/investorrelations/corporategovernance.  The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee  Report and charter and the independence of the members of the Audit Committee  shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that we engage as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited financial statements of the Company for the fiscal year ended December 31, 2008 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate.  We have also discussed with CCR LLP matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2008 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.
By the members of the Audit Committee:
Mr. Jason R. Chambers, Chairman
Mr. E.P. Marinos
Dr. Julius Tabin

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm. Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.  The policies and procedures require management and the independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2008 and 2007, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2008, the Company's Chief Executive Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2008 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)	Total ($)
James E. Rouse (4)	2008	230,500	--	--	4,800	--	--	--	235,300
President and CEO	2007	232,000	--	--	--	3,500	--	--	235,500

David A.Garrison (5)	2008	142,500	--	--	5,400	--	--	--	147,900
EVP and CFO	2007	150,000	--	--	3,300	2,500	--	--	155,800
__________________________
(1)
Represents share-based compensation expense incurred for the year ended December 31, 2008, as well as prior fiscal years, computed in accordance with SFAS 123R.  The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.  For additional information on the valuation assumptions related to the calculation of the valuation, see Footnote 10 to the Consolidated Financial Statements for the fiscal year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K captioned “Stock Options”.

(2)	The amounts shown in this column include payments made under the 2006 annual performance-based incentive plan.
(3)
Includes perquisites based on the aggregate incremental cost to the Company unless the amount of such compensation is less than $10,000, gross-ups or other amounts reimbursed during the year for payment of taxes; accrued severance payments; contributions to defined contribution plans and the dollar value of insurance premiums paid by the Company with respect to life insurance for the benefit of the named executive officer.

(4)	Mr. Rouse was appointed President and Chief Executive Officer of the Company in October 2002. He served as President and Chief Operating Officer of the Company from October 2001 to October 2002.
(5)	Mr. Garrison was appointed as Executive Vice President of Finance of the Company in December 2004, and has served as Chief Financial Officer of the Company since November 2002.

Narrative Disclosure to Summary Compensation Table

Incentive Compensation Program. The Company’s 2008 incentive plan was designed to provide an incentive for employees to achieve and surpass targeted performance goals.  All of the Company’s regular full time, salaried employees, including the executive officers, participate in this plan.  The annual bonus amount for each participant is based on one or more Company-wide performance measures.  The cash bonuses payable under the program are determined as a percentage of a participant’s annual base salary ranging from 3% to 17.5% for staff, managers and vice-president/manager personnel and ranging from 15% to 20% for executive officers.  The Compensation Committee normally establishes the target level for performance-based cash incentive compensation based on the Company’s internal budget targets, which are reviewed and approved by the Board.  The factors that the Compensation Committee considers in establishing the performance target include the aggressiveness of the budget target, the revenue and earnings growth included in the budget target as compared to the prior year, and any significant strategic initiatives that may impact the budget target.  This is usually done through discussions with the Company’s senior executives and with the Board.  Upon completion of the fiscal year, the Compensation Committee assesses the performance of the Company based on the performance measures that it established for that year and approves the funding level of the cash incentive plan.  For 2006 bonus levels for executive officers were based on a percentage of base salary assuming targeted budgeted operating profit levels were met or exceeded with a portion paid in 2007.  As the 2007 and 2008 incentive plan goals were not met, no amounts were paid to the Named Executive Officers under the 2007 or 2008 incentive plan.

Employment Agreements.  The Company entered into an Executive Employment Agreement as of October 4, 2006 with James E. Rouse, the Company’s President and Chief Executive Officer, for the five year period commencing as of October 4, 2006.  The agreement replaces the prior five year employment agreement originally expiring October 4, 2006 and, as amended, extended to December 4, 2006.  Under the terms of the agreement, Mr. Rouse is to receive an annual base salary commencing as of October 5, 2006 of $230,000 subject to annual review and modification by the Board upon the recommendation of the Compensation Committee subject to minimum increases of $10,000 as of October 5, 2007 and 2008.

The Company entered into an Executive Employment Agreement as of February 14, 2007, with David A. Garrison, the Company’s Executive Vice President and Chief Financial Officer, for the five year period commencing as of January 1, 2007.  Under the terms of the agreement, Mr. Garrison is to receive an annual base salary commencing as of January 1, 2007 of $150,000.

Each of Mr. Rouse and Mr. Garrison are also entitled to participate in bonus compensation and employee benefits plans as the Company may institute from time to time in the discretion of the Compensation Committee, upon the approval of the Board of Directors.  The Executive Employment Agreements each provide confidentiality, non-competition and non-solicitation restrictions following termination of employment.  In the event the Company terminates either Mr. Rouse or Mr. Garrison’s employment agreement without “cause” or the executive terminates the agreement for “good reason” as such terms are defined in the agreements, the Company will be required to pay the greater of the executive’s then current annual base compensation for the remaining period of employment as in effect immediately prior to such termination or his then current annual base compensation for twenty-four months and will provide certain medical benefits for up to 24 months.  In the event of a “change of control,” including merger, consolidation, a sale of all or substantially all of the Company's assets or a sale or transfer of the Company's voting securities resulting in a change in the ownership of a majority of the Company's voting securities, the Company may terminate the executive’s employment, in which event he is entitled to the greater of his current base compensation up to the date of termination or his base compensation for a period of 24 months, as well as 24 months of medical and dental benefits.

Outstanding Equity Awards

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

James E. Rouse	1,900(1)	7,600(1)	--	$ 7.15	1/2/2014	--	--	--	--

David A. Garrison	8,000	--	--	9.86	12/19/2011	--	--	--	--
	25,000(2)	--	--	4.85	7/31/2009	--	--	--	--
	1,500(3)	6,000(3)	--	7.15	1/2/2014	--	--	--	--
_________________________

(1)	Exercisable as to 1,900 shares on 1/2/09 and each anniversary until all 9,500 options are exercisable.
(2)	Vested and became exercisable July 31, 2008.
(3)	Exercisable as to 1,500 shares on 1/2/09 and each anniversary until all 7,500 options are exercisable.

Director Compensation

For fiscal year 2008 each non-employee director received cash compensation of $25,000, payable quarterly.  Additionally, the chairman of the Board received an additional $5,000 and the chairman of the audit committee received an annual fee of $4,000.  During fiscal year 2008, our current directors who were serving in such capacity in 2008 received the following fees:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
E.P. Marinos	$ 31,700	--	$ 5,000	--	--	--	$ 36,700
Julius Tabin	25,000	--	5,000	--	--	--	30,000
Paul F. Walter, M.D.	25,000	--	5,000	--	--	--	30,000
Jason R. Chambers	27,300	--	16,000	--	--	--	43,300
James E. Rouse	--	--	4,800	--	--	--	4,800
__________________________

(1)	James Rouse, President and CEO, serves as a director without any additional compensation.

(2)	Includes amounts earned from the annual retainer and chairperson fees.

(3)
Amounts included in the “Option Awards” column reflect the aggregate dollar amount recognized for financial statement reporting purposes for 2008 with respect to stock options to purchase 10,000 shares of common stock granted to each of the directors.  The aggregate dollar amount was determined in accordance with FAS 123R, but without regard to any estimate of forfeitures related to service-based vesting.  See Note 11 to the Consolidated Financial Statements contained in the 2008 Annual Report on Form 10-K captioned “Stock Options” for an explanation of the assumptions made by the Company in the valuation of these awards.

Compensation Committee Procedures

The following information relating to the Compensation Committee is not soliciting material and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s employee benefit plans including the Stock Option Plan and Stock Award Plan.  In 2008, the Committee was comprised of Dr. Paul F. Walter, Chairman, Dr. Julius Tabin, and Mr. E.P. Marinos, each of whom is an independent director.

The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives.  By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s employees and executives.  All decisions of the Committee relating to compensation of the President and Chief Executive Officer and other Named Executive Officers are reviewed and approved by the other non-employee Directors.

The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders. The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and  the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee.

Base Salary.  Base salaries are intended to provide economic security for executive officers at a level sufficient to attract and retain talent.  Initial salary levels are set based on the executive officer’s experience and performance, pay levels for similar positions and negotiations with individual named executive officers.  Thereafter, the Compensation Committee considers increases to base salaries each year based on its subjective assessment of our overall performance over the preceding year, internal factors involving the executive's experience, individual performance, and changes in responsibilities and equity issues relating to pay for other Company executives, as well as external factors involving competitive positioning, overall corporate performance, and general economic conditions. No specific formula is applied to determine the weight of each factor which may vary from one named executive officer to another.

Incentive Compensation Program.  The Company’s annual cash incentive plan is designed to provide an incentive for employees to achieve and surpass targeted performance goals.  All of the Company’s regular full time, salaried employees, including the executive officers, participate in this plan.  The annual bonus amount for each participant is based on one or more Company-wide performance measures.  The Compensation Committee normally establishes the target level for performance-based cash incentive compensation based on the Company’s internal budget targets, which are reviewed and approved by the Board.  The factors that the Compensation Committee considers in establishing the performance target include the aggressiveness of the budget target, the revenue and earnings growth included in the budget target as compared to the prior year, and any significant strategic initiatives that may impact the budget target.  This is usually done through discussions with the Company’s senior executives and with the Board.  Upon completion of the fiscal year, the Compensation Committee assesses the performance of the Company based on the performance measures that it established for that year and approves the funding level of the cash incentive plan.

Long-Term Incentive Compensation.  The Company also grants stock options and other equity incentives under its Stock Option and Stock Award Plans in order to link compensation to the Company's long-term growth and performance and to increase stockholder value.  The Committee has broad discretion to establish the terms of such grants to eligible employees of the Company and its subsidiaries.  It grants awards to designated employees upon commencement of employment or following a significant change in an employee's responsibility or title based in part on the recommendation of the Company’s executive officers. Awards are based on guidelines relating to the employee's position in the Company that are set by the Committee, as well as the employee's current performance and anticipated future contributions.  The Committee also considers the amount and terms of stock options and stock awards previously granted to the employees and executive officers.  The Committee individually evaluates these factors with respect to the employees and each executive officer and then the Committee reaches a consensus on the appropriate award.  There were grants of 9,500 and 7,500 stock options to to Mr. Rouse and Mr. Garrison, respectively in 2008.

Compensation of President and Chief Executive Officer.  James E. Rouse was named President and Chief Executive Officer of the Company in October 2002 and served pursuant to a five-year employment agreement through October 4, 2006 at an annual rate of compensation of $175,000.  Based in part on advice received from the consulting firm engaged by the Compensation Committee as to competitive conditions for senior executive officers at similar public companies and in part on negotiations with Mr. Rouse, a new five-year employment agreement was negotiated and implemented providing annual compensation of $230,000 per year commencing as of October 5, 2006.  A discussion of other terms and conditions of the employment agreement are set forth elsewhere herein.

Equity Compensation Plan Information

The following table provides information, as of March 31, 2009, with respect to our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders	207,000	$ 8.75	240,000(1)
Equity compensation plans not approved by security holders	--	--	--
Total	207,000	$ 8.75	240,000(1)

 (1) Includes 140,000 shares available under the 2001 Stock Option Plan and 100,000 shares available under the 2005 Stock Award Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following paragraphs set forth the reportable transactions in the last fiscal year between ART and its executive officers, directors or affiliates.  See “Compensation of Directors and Executive Officers”, “Narrative to Summary Compensation Table”, and “Employment Agreements” for descriptions of the terms of the employment agreement between ART and the Company’s Executive Officers and “Director Compensation” for a description of terms of compensation arrangements with our directors.

Transactions with Management and Others

To date, all transactions between the Company and its officers, directors or their affiliates have been approved or ratified by a majority of the directors who did not have an interest in, and who were not employed by the Company at the time of, such transaction.  The Company’s Audit Committee reviews and oversees transactions between the Company and its executive officers and directors.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s By-Laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors.  The Board has determined the Board shall consist of no less than two or more than six directors.  The By-Laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible.  The Board of Directors currently consists of five seats, namely, James E. Rouse and Jason R. Chambers (Class I with term expiring at the 2011 Annual Meeting); E. P. Marinos and Julius Tabin (Class II with terms expiring at the 2009 Annual Meeting) and Paul F. Walter (Class III with term expiring at the 2010 Annual Meeting).

The Board of Directors, based on the recommendation of the Nominating Committee, has concluded that the nomination and re-election of E.P. Marinos and Julius Tabin as Class II directors is in the best interest of the Company and recommends stockholder approval of the re-election of Mr. Marinos and Dr. Tabin for three-year terms (expiring at the 2012 Annual Meeting) and until the successor of each has been duly elected and shall qualify.

The remaining directors will continue to serve in their positions for the remainder of their terms.  Biographical information concerning Mr. Marinos and Dr. Tabin, and the other ART directors can be found under “Information About Directors and Executive Officers.”

The persons named in the proxy will vote FOR the nominees, except where authority has been withheld as to the particular nominee.

The nominees for director receiving a plurality of the votes represented by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director.  Each of the nominees has consented to being named in this Proxy Statement and to serve his term if elected.  As of the date of this Proxy Statement, the Board is not aware that either nominee is unable or will decline to serve as a director.  If a nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

The Board of Directors recommends that stockholders vote FOR the nominees for election to the Board of Directors of the Company.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has concluded that the continued engagement of CCR LLP (“CCR”) as our independent registered public accounting firm is in the best interests of ART.  CCR, formerly known as Carlin, Charon & Rosen LLP, has served as the Company’s registered public accounting firm since February 2006.

The stockholders of the Company are being asked to ratify this appointment.  The Company has been informed that neither CCR nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.  A representative of CCR is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.

The Audit Committee, prior to recommending the appointment of CCR in connection with the audit for the fiscal year ended December 31, 2008 and its reappointment for the fiscal year ended December 31, 2009, considered the qualifications of that firm, including its performance previously, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

Fees earned by CCR for services rendered in connection with the fiscal years ended December 31, 2008 and 2007 are set forth below.  All fees earned by our independent registered public accounting firm were pre-approved by the Audit Committee.

	2008	2007
Audit fees	$ 100,900	$ 96,500
Audit-related fees	-	-
Tax fees	17,600	41,300
All other fees	-	-

Audit Fees

Audit Fees for 2008 and 2007 consist of fees for the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s quarterly reports, and audit services provided in connection with other statutory or regulatory requirements and amounted to $100,900 and $96,500 respectively.

Audit-Related Fees

There were no Audit-Related Fees for 2008 and 2007.

Tax Fees

Tax Fees for 2008 and 2007 consist of tax service fees for compliance work, as well as tax planning and tax advice and amounted to $17,600 and $41,300 respectively, all of which was approved by the Audit Committee of the Board of Directors.

All Other Fees

There were no Other Fees for 2008 and 2007.

Recommendation and Vote

To be approved, Proposal 2 requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of CCR LLP, together with any successor firm, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.

PROPOSAL 3

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum of the number or shares of common stock voting in favor is insufficient to elect each of E.P. Marinos and Julius Tabin to the Board of Directors and to ratify the independent public accountants for the year ending December 31, 2009, management intends to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies. In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the proposals relating to election of Mr. E. P. Marinos and Dr. Julius Tabin to the Board of Directors and the ratification of the appointment of the independent public accountants for the fiscal year ending December 31, 2009.

In this proposal, we are asking you to grant discretionary authority to the holder of any proxy solicited by the Board of Directors so that such holder can vote in favor of the proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies. If our stockholders approve the adjournment proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the election of directors and ratification of accountants and seek to convince the holders of those shares to change their votes in favor or the proposals.

Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned. However, the Company’s By-laws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Recommendation and Vote

To be approved, the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting, whether or not a quorum is present. Abstentions and broker non-votes will not affect the vote on the adjournment proposal.

The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies to approve the election of each of E.P. Marinos and Julius Tabin to the Board of Directors and the ratification of the appointment of the independent registered accounting firm for the fiscal year ending December 31, 2009.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

Stockholders are entitled to submit proposals on matters appropriate for stockholder action and have that proposal included in the Company's proxy statement consistent with the Company’s By-Laws and the regulations of the SEC.  Should a stockholder intend to present a proposal at the 2010 Annual Meeting and have that proposal included in the Company's proxy statement, it must be received by the Secretary of the Company c/o Arrhythmia Research Technology, Inc., 25 Sawyer Passway, Fitchburg, MA 01420, not later than  90 nor earlier than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made including through public filings.  For nominations by a stockholder relating to a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice, either by personal delivery or by mail not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting is first made by the Company.

The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business and the reasons for conducting such business at the annual meeting; and

•	any material interest of the stockholder in such business; and

as to the stockholder giving the notice:

•	the name and record address of the stockholder;

•
A description of all arrangements or understandings between the stockholder and any other person or persons (naming the person) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business;

•
the class, series and number of shares of capital stock of the Company which are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is made;

•
a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business.

Any proposal of a stockholder intended to be presented at the Company’s next annual meeting of stockholders and included in the proxy statement and form of proxy for that meeting must be received by the Company no later than March 21, 2010 nor earlier than February 19, 2010.

A copy of the relevant By-Law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures”, specifically are not incorporated by reference into any other filings with the SEC.  In addition, this proxy statement includes website addresses.  These website addresses are intended to provide inactive, textual references only.  The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials.  In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker and our Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000.  Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting.  If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors,
ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
/s/ E.P. Marinos
E. P. Marinos, Secretary
Fitchburg, Massachusetts
April 30, 2009

APPENDIX I

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.
This proxy is solicited by the Board of Directors
for the Annual Meeting of Stockholders to be held on
June 19, 2009

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 30, 2009 and hereby appoints Judy Lucier and David A. Garrison, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of Arrhythmia Research Technology, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at Four Points by Sheraton, 99 Erdman Way, Leominster, Massachusetts, on Friday, June 19, 2009 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	Election of Class II Directors (3 year terms) Nominees: E.P. Marinos Julius Tabin

  ☐  VOTE FOR ALL NOMINEES           or                                                  ☐  VOTE WITHHELD FOR ALL NOMINEES
  or   ☐VOTE FOR ALL NOMINEES EXCEPT

2. To ratify the appointment of CCR LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

  ☐  VOTE FOR                             ☐  VOTE AGAINST                           ☐  ABSTAIN

3. Authorization to adjourn the Annual Meeting.

  ☐  VOTE FOR                             ☐  VOTE AGAINST                           ☐  ABSTAIN

4. Other Matters

In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The board of directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.
PLEASE SIGN AND DATE.

Dated ___________________________, 2009

__________________________________________________
Signature

__________________________________________________
Printed Name

__________________________________________________
Signature
    __________________________________________________
    Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY
NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES